UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

 FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 27, 2016

TCF FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10253 (Commission File Number)	41-1591444 (IRS Employer Identification No.)

200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota 55391-1693
(Address of principal executive offices, including Zip Code)

(952) 745-2760
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On April 27, 2016, at the 2016 Annual Meeting of Stockholders of TCF Financial Corporation ("TCF" or the "Company"), stockholders approved an increase in the authorized shares under the TCF Employees Stock Purchase Plan - Supplemental Plan (the "SERP"), which was previously approved by the Board of Directors (the "Board") on January 21, 2016, subject to stockholder approval.
The SERP is a nonqualified supplemental plan that provides benefits to participants in the TCF Employees Stock Purchase Plan whose employee deferrals and employer matching contributions are limited because of various limitations under the Internal Revenue Code of 1986, as amended (the "Code"). The Board may amend or terminate the SERP at any time, except as provided in the SERP and the Code. This summary is qualified in its entirety by reference to the full text of the SERP, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein. A more detailed summary of the SERP can be found in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the SEC and mailed to stockholders on March 16, 2016 (the “2016 Proxy Statement”).
Item 5.07 Submission of Matters to a Vote of Security Holders
The following is a brief description of each matter voted at the 2016 Annual Meeting of Stockholders and the number of votes cast for, withheld, or against, as well as the number of abstentions and broker non-votes for each proposal.

		For	Withheld	Broker Non-Votes
1.	Election of Directors
	Peter Bell	132,349,928	14,257,084	9,682,102
	William F. Bieber	132,070,681	14,536,331	9,682,102
	Theodore J. Bigos	44,147,180	102,459,832	9,682,102
	William A. Cooper	144,998,739	1,608,273	9,682,102
	Craig R. Dahl	145,376,646	1,230,366	9,682,102
	Karen L. Grandstrand	132,637,150	13,969,862	9,682,102
	Thomas F. Jasper	144,805,157	1,801,855	9,682,102
	George G. Johnson	144,864,022	1,742,990	9,682,102
	Richard H. King	145,468,015	1,138,997	9,682,102
	Vance K. Opperman	131,849,465	14,757,547	9,682,102
	James M. Ramstad	145,528,651	1,078,361	9,682,102
	Roger J. Sit	133,872,577	12,734,435	9,682,102
	Julie H. Sullivan	145,122,689	1,484,323	9,682,102
	Barry N. Winslow	145,364,568	1,242,444	9,682,102
	Richard A. Zona	145,362,001	1,245,011	9,682,102

		For	Against	Abstentions	Broker Non-Votes
2.	Approve an Increase in Authorized Shares under the TCF Employees Stock Purchase Plan - Supplemental Plan	144,272,578	1,912,123	422,311	9,682,102

3.	Advisory (non-binding) Vote to Approve Executive Compensation as disclosed in the 2016 Proxy Statement	104,080,503	42,020,765	505,744	9,682,102

4.	Advisory (non-binding) Vote to Ratify the Appointment of KPMG LLP as Independent Registered Public Accountants for the Fiscal Year Ending December 31, 2016	154,816,694	1,291,526	180,894	N.A.

5.	Stockholder Proposal Regarding Equity Retention	41,532,289	104,305,960	768,763	9,682,102
N.A. Not applicable.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.        Description

10.1            TCF Employees Stock Purchase Plan - Supplemental Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ Craig R. Dahl
Craig R. Dahl, Vice Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)

/s/ Brian W. Maass
Brian W. Maass, Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Susan D. Bode
Susan D. Bode, Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)

Dated:  May 2, 2016